Exhibit 9.20

      List of Directors, Officers and Employees of each Transferor

                             [See Attached]





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                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE
                                                 MEDICAL GROUP PC
                                                     TENNESSEE


                                                                                                  Wages              Bonus
                                                                                                  ------             -----
       Corporate        Officers        Laykoon Huang                  President                  166,400.00         none
                                        Robert G. Riddett, Jr.         Secretary                  none               none
                                        A. Wayne Johnson               Chmn, Asst. Secy           none               none
                        Directors       Laykoon Huang                                             166,400.00         none
                                        Robert G. Riddett, Jr.                                    none               none
                                        A. Wayne Johnson                                          none               none

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                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE
                                                 MEDICAL GROUP PC
                                                     TENNESSEE
                                                   EMPLOYEE LIST


       Location          Departmen         Name                Salary               Wages           Expires           Bonus
       --------          ---------         ----                ------               -----           -------           -----
                         t
                         -
       Knox West         Provider          Jea Wook            50/hour                                                none
                                           Sim                 130,500.00           91,0                              none
                                           Craig Baker                              00.0
                                                                                    0
                                                                                    130,500.0
                                                                                    0
       Knox              Provider          Laykoon             166,400.00           166,400.0       12/31/00          none
       Nort                                Huang                                    0
       h

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                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE
                                                 MEDICAL GROUP PC
                                                      GEORGIA



                                                                                                            Wages
                                                                                                            -------
       Corporate         Officers          Pamela K.                  President                             $ 96,000
                                           Erdman                     Vice President                         108,000
                                           Robert G. Riddett,         Secretary                              150,000
                                           Jr.                        Chairman                                88,400
                                           A. Wayne                   Asst. Secy.                                  0
                                           Johnson                    Treasurer
                                           Harold E.
                                           Holloway
                                           Michael J. Dare
                         Directors         Pamela K.                                                          96,000
                                           Erdman                                                            108,000
                                           Robert G. Riddett,                                                150,000
                                           Jr.                                                                88,400
                                           A. Wayne                                                                0
                                           Johnson
                                           Harold E.
                                           Holloway
                                           Michael J. Dare








Bonuses
--------
 none
 none
 none
 none
 none




 none
 none
 none
 none
 none



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                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE

                                                 MEDICAL GROUP PC
                                                      GEORGIA
                                                     EMPLOYEES

                                                                                                                        Bonus
       Location          Departmen         Name                     Salary              Wages           Expires         Computation
       ---------         ----------       -------                  --------            ------          --------         -----------
                         t
                         -
       Tucker            Provider          Laura Davidson           80,000.00           80,000.0        12/31/00        2.5%/gross
                                           Pamela Erdman            1000/day            0               12/31/98        none
                         PA                Ratna Kanumury           35/hour             96,000.0                        none
                                                                                        0
                                                                                        29,120.0
                                                                                        0
       Stn Mtn           Provider          Harold                   85/hour             88,400.0        5/1/99          none
                                           Holloway                 120,000.00          0               8/4/00          25%>108Q
                                           Lan Mahon                                    120,000.
                                                                                        00
       Covington         Provider          Nicholas Grego           50/hour             104,000.                        none
                                                                                        00
       Lawrville         Provider          Wilfred Danley           135,000.00          135,000.        12/31/01        35%>32M
                         PA                Beth Howard              45/hour             00                              none
                                                                                        93,600.0
                                                                                        0
       Austell           Provider          Izhak Oliver             208,000.00          208,000.        12/31/01        none
                                           Jasmine Jeffers          145,600.00          00              12/31/03        none
                         PA                Leslie Irvine            70,000.00           124,600.                        none
                                                                                        00
                                                                                        70,000.0
                                                                                        0
       Snellville        Provider          Frederic                 75/hour             12,000.0                        none
                         PA                Steinberg                130,000.00          0               10/15/03        30%>108Q
                                           John Tumor                                   130,000.
                                                                                        00
       Conyers           Provider          Shahid Rafique           130,000.00          130,000.        12/31/03        30%>105Q
                                                                                        00
       Auburn            Provider          Susan Tanner             75/hour             78,000.0        5/30/99         30%>base/.3Q
                         PA                Richard Petit            90,000.00           0               12/15/01        20%/70Q
                                                                                        90,000.0
                                                                                        0
       Snapfinger        Provider          Harshad Mehta            3000/month          36,000.0                        none
                                           Ruben                    112,320.00          0               12/31/01        20%/150Q
                                           Alexander                                    112,320.
                                                                                        00


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                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE
                                               DELAWARE CORPORATION



                                                                                                    Wages          Bonus
                                                                                                    ------         -----
       Corporate             Officer               Robert G. Riddett,         President            108,000         none
                                                   Jr.                        Secretary            150,000         none
                                                   A. Wayne Johnson           EVP, CFO                   0         none
                                                   Michael J. Dare
                             Directors             Mark D. Schindel                                      0         none
                                                   Kelvin J.                                             0         none
                                                   Pennington                                      150,000         none
                                                   A. Wayne                                        108,000         none
                                                   Johnston
                                                   Robert G. Riddett,
                                                   Jr.




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                                                   EXHIBIT 9.20
                                               MAINSTREET HEALTHCARE
                                               DELAWARE CORPORATION
                                                   EMPLOYEE LIST


       Location           Department           Name                     Hourly Rate        Salaried         Wages         Bonus
       --------           ----------           ----                     ------             --------         -----         -----
       Tucker             Nursing              Barb Ernst               13.50                               28,080        none
                                               Cynthia Pinckney         13.50                               28,080        none
                                               Jill Nielsen             35.00                               72,800        none
                                               Jodi Crawford            35.00                               72,800        none
                                               Joy Johnson              15.00                               31,200        none
                                               Michelle                 12.50                               26,000        none
                          Practice Mgr         Freeman                  18.27              1,461.54         38,000        none
                          Clerical             Rebecca Mele              7.25                               15,080        none
                                               Melanie Ernst             9.75                               20,280        none
                                               Pamela Stroman           10.00                               20,800        none
                                               Sherry Juneau
       Stone Mtn          Nursing              Robbie Hart              20.63              1,650.00         42,900        none
                                               Kim Kneisel              11.50                               23,920        none
                          Practice Mgr         Judy Dobson              14.50              1,160.00         30,160        none
                          Clerical             Kelly O'Brien             9.25                               19,240        none
                                               Marie Hammond            10.65                               22,152        none
                                               Rita Ramsey              10.50                               21,840        none
       Covington          Nursing              Djuana Manning            9.00                               18,720        none
                                               Leatha Harris            10.00                               20,800        none
                          Practice Mgr         Debora Ballard           12.98              1,038.46         27,000        none
                          Clerical             Delbra Bailey            10.50                               21,840        none
                                               Sonja Crawley            11.00                               22,880        none
                                               Amily Jones              11.00                               22,880        none
       Lawville           Nursing              Linda Froman             10.00                               20,800        none
                                               Marthalyn                10.00                               20,800        none
                                               Mccurry                  11.75                               24,440        none
                          Practice Mgr         Joy Silvestri            12.50              1,000.00         26,000        none
                          Clerical             Carol Gebhard             7.00                               14,560        none
                                               Traci Copeland            8.50                               17,680        none
                                               Terri Eliasen            10.00                               20,800        none
                                               Lona Mills



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       Location           Department           Name                     Hourly Rate        Salaried         Wages         Bonus
       --------           ----------           ----                     ------             --------         -----         -----

       Austell            Nursing              Lynne Davis              11.00                               22,880        none
                                               Joyce Lawson             10.50                               21,840        none
                                               Georgianne               13.00                               27,040        none
                                                  Donalson                                                  22,880        none
                                               Nancy Tipton             11.00                               21,840        none
                                               Lea Stephens             10.50
                          Practice Mgr                                                       416.52         10,830        none
                          Clerical             Janice Albertson          5.21                               20,800        none
                                               Peggy Mccombs            10.00              1,200.00         31,200        none
                                               Patricia Graben          15.00                               22,360        none
                                               Linda Hall               10.75                               23,920        none
                                               Barbara Bickford         11.50
       Snellville         Nursing              Janis Moore              12.00                               24,960        none
                                               Rita Patel                9.25                               19,240        none
                                               Sybil Gresham            12.50                               26,000        none
                          Practice Mgr         Lynne Swanger            16.83              1,346.16         35,000        none
                          Clerical             Heather Helms             7.50                               15,600        none
                                               Janet Lee                 8.75                               18,200        none
                                               Sue Stanely               7.50                               15,600        none
       Conyers            Nursing              Corinne                   8.50                               17,680        none
                                               Mcdonald                 11.00                               22,880        none
                          Practice Mgr         Laurie Ledford           16.83                               35,000        none
                          Clerical             Nancy Franklin            9.00                               18,720        none
                                               Amanda Warren
       Auburn             Nursing              Julie Hougland           11.54                               24,003        none
                                               Brenda Duncan            12.65                               26,312        none
                          Practice Mgr         Lynn Webb                16.83              1,346.15         35,000        none
                                               Kendra Danley              8.50                              17,680        none
       Snapfinger         Nursing              Felicia Johnston          9.00                               18,720        none
                                               Jacqueline               15.00                               31,200        none
                          Practice Mgr         Minter                   14.42              1,153.85         30,000        none
                          Clerical             Debra Upshaw             11.00                               22,880        none
                                               Debra Upshaw
       Knox West          Nursing              Shoba Ganta              11.70                               24,336        none
                                               Marilyn Geren            13.50                               28,080        none
                                               Tawfiq Nimri             11.44                               23,795        none
                                               Cheryl Ranz              10.40                               21,632        none
                                               Linda Russell             8.76                               18,221        none
                                               Fue Mel Tsai             10.40                               21,632        none
                          Practice Mgr         Linda Calloway            9.88              790.40           20,550        none
                          Clerical             Hannelore                 8.26                               17,181        none
                                               Phillips                  9.88                               20,550        none
                                               Colleen Riddle            7.72                               16,058        none
                                               Imogene Parris           7.80                                16,224        none
                                               Lof Chen






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       Location           Department           Name                     Hourly Rate        Salaried         Wages         Bonus
       --------           ----------           ----                     ------             --------         -----         -----
       Knox North         Nursing              Karen Hurst               8.32                               17,306         none
                                               Betty Morton             15.86              1,268.80         32,989         none
                                               Melissa Quails            9.48                               19,718         none
                                               Marion Parker            11.28                               23,462         none
                                               Vickie Phillips          11.44                               23,795         none
                          Sales                Michael Farmer           17.31              1,384.62         36,000         none
                          Practice Mgr         Chan Mak                 14.42              1,153.60         29,994         none
                          Clerical             Karen Hurst               8.32                               17,306         none
                                               Meier Lue                 7.90                               16,432         none
       Ultrasound         Nurse                Robyn Hayman             14.42              1,153.85         30,000         none
                          Manager              Marc Upshaw              33.65              2,692.31         70,000         none
                          Driver               Derek O'Neal              5.73                458.33         11,917         none


       Corporate          Corporate            Robert Riddett           51.92              4,153.85         108,000        none
                                               Anne O'Neal              15.00                                 31,200       none
                          Practice             Walt Thom                46.15              3,692.31           96,000       none
                          Mgmnt                Ed Vinson                35.56              2,844.62           73,960       none
                                               Tim Hawkins              26.92              2,153.85           56,000       none
                          Accounting           Connie Viscarra          16.11              1,288.46           33,500       none
                                               Frank Brock              34.62              2,769.23           72,000       none
                          A/R                  Carol Griffin            13.00                                 27,040       none
                          Collecti             Tracey Hunter            11.00                                 22,880       none
                          ons                  Deanne Downs             10.00                                 20,800       none



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